Exhibit 99

U.S Department of Justice

United States Trustee, Region 10

Central & Southern Districts of Illinois

Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000

Indianapolis, Indiana 46204

317/226-6101  ~  Fax 317/226-6356

Office of the United States Trustee- Region 10

Indianapolis, Indiana

Monthly Report

For

Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.

For the month ended:	November 30, 2004

Date Bankruptcy filed:	October 26, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

Previously Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	☒	☒
2.	Monthly Cash Flow Report (CF1; 3 pages)	☒	☒
3.	Statement of Operations (Oprept)	☒	☒
4.	Other reports/documents as required by the U.S. Trustee	☒	☒

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.

By:	/s/ Wisty B. Malone	Dated:	29-Dec-04
(Name)

	Vice President and Controller	Debtor’s telephone number:	(317)-282-4000
(Title)

Reports prepared by:	Wisty B. Malone	Vice President and Controller
	(Name)	(Title)

U.S Department of Justice

United States Trustee, Region 10

Central & Southern Districts of Illinois

Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000

Indianapolis, Indiana 46204

317/226-6101  ~  Fax 317/226-6356

Office of the United States Trustee- Region 10

Indianapolis, Indiana

Statement of Operations

For the Month ended  November 30, 2004

Debtor Names:	ATA Holdings Corp.	Case Numbers:	04-19866
	ATA Airlines, Inc.		04-19868
	Ambassadair Travel Club, Inc.		04-19869
	ATA Leisure Corp.		04-19870
	Amber Travel, Inc.		04-19871
	American Trans Air Execujet, Inc.		04-19872
	ATA Cargo, Inc.		04-19873
	Chicago Express Airlines, Inc.		04-19874

1. What efforts have been made toward the presentation of a plan to creditors?

During the month of November the following efforts were made toward the presentation of a plan to creditors: on November 1st, the creditors’ committee was appointed and during the week of November 8th, the committee and its constituencies met with management and its financial advisors.  During this meeting, management presented its plans to restructure the organization throughout the bankruptcy process, and its long term plans with respect to a reorganized ATA.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

☐            NO

☒            YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).

*Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.

A number of significant events took place in the Company’s restructuring efforts under Chapter 11 bankruptcy protection during the month of November.  On November 2nd, ATA received a notification of delisting from the NASDAQ exchange.  On November 16th, the Debtors entered into an asset acquisition agreement with AirTran Airways, Inc., under which, AirTran Airways, Inc., would purchase all of ATA’s gates at Chicago’s Midway Airport.  In addition, on November 17th, the Company secured $15.5 million in interim DIP financing from the City of Indianapolis and the State of Indiana.

A Cash Collateral Order was put in place by the bankruptcy court authorizing the Debtors’ use of cash collateral on an emergency basis.  This order stipulates that it is in the best interest of the Debtors, their estates and their creditors to allow the Debtors sufficient cash to continue normal operations and to preserve the going concern value.  This Order allows the Debtors to use the cash collateral to pay the ordinary and reasonable expenses of operating their business, including with limitation payroll, benefit expenses, and payment authorized under other orders entered into by the court.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.

List the face value of accounts receivable at filing date that are still outstanding as of 11/30/2004, $61,092,330.

What amount of these receivables is considered uncollectible?  $635,329.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:	630,000 gallons of jet fuel to Chevron

b. date of sale:	11/2/2004

c. sales price:	$1.60 per gallon

d. net amount received:	$1,008,000

*Chevron picked up a new customer in IND and needed some initial barrels for supply.  The fuel inventory was subsequently replaced at a lower price.

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
Ryan D. Wing	Related to Officer	$2,508	Salary
Allen J. Moebius	Related to Officer	4,200	Salary
Eugene J. Moebius	Related to Officer	4,200	Salary
David M. Wing	Executive Vice President & Chief Financial Officer	25,230	Salary
Gordon D. Moebius	Related to Officer	6,438	Salary
J George Mikelsons	Chairman, Chief Executive Officer & President	47,625	Salary
Muriel M. Mikelsons	Related to Officer	3,225	Salary
James W. Hlavacek	Vice Chairman	24,231	Salary
William D. Beal	Senior Vice President Operations	21,086	Salary
William F. O’Donnell	Senior Vice President Human Resources	19,346	Salary
Gilbert F. Viets	Executive Vice President & Chief Restructuring Officer	25,231	Salary
John B. Happ	Senior Vice President Marketing & Sales	$19,346	Salary

7. Schedule insurance coverage.

Type of Policy	Expiration Date
*Refer to Attachment B

Has any insurance coverage either been reduced or allows to lapse during this month? If so, explain what changes have taken place.  Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.

	Full Time	Part Time
a. Total number of employees at beginning of this period, 10/31/2004	6,486	787

b. Number hired during period.	29	75

c. Number terminated or resigned.	277	106

d. Total number of employees on payroll at the end of this period.	6,238	756

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

MONTHLY CASH FLOW REPORT

for the month ended  November 30, 2004

November 30 2004
(Unaudited)
Operating activities:

Net income (loss)	$(13,123)
Reorganization Items, net	(1,363)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,053
Other non-cash items	295
Changes in operating assets and liabilities:
Receivables	28,144
Inventories	(998)
Prepaid expenses	1,621
Accounts payable	4,725
Air traffic liabilities	(25,575)
Liabilities Subject to Compromise	10,221
Accrued expenses	17,965
Net cash provided by (used in) operating activities	25,965

Investing activities:
Aircraft pre-delivery deposits
Capital expenditures	(466)
Noncurrent prepaid aircraft rent	(8,049)
(Additions) reductions to other assets	12
Proceeds from sales of property and equipment	120
Net cash (used in) investing activities	(8,383)

Financing activities:
Proceeds from DIP Financing	15,000
Decrease (increase) in restricted cash	6,225
Net cash provided by financing activities	21,225

Increase in cash and cash equivalents	38,808
Cash and cash equivalents, beginning of period	46,378
Cash and cash equivalents, end of period	$85,186

Cash Flow Summary

Cash at 10/31/2004	46,378
Receipts	145,115
Disbursements	(106,307)
Cash at 11/30/2004	$85,186

OFFICE OF THE US TRUSTEE-REGION 10

MONTHLY CASH FLOW REPORT

For the Month ended  November 30, 2004

STATUS OF TAXES

	10/31/2004 TOTAL BEGINNING TAX LIABILITY	TAX LIABILITY SUBJECT TO COMPROMISE	ADJUSTED BEGINNING *TAX LIABILITY	**AMOUNT WITHHELD OR \ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL

withholding	$—	$—	$—	$3,002,419	$(3,002,419)	$—
FICA-employee and employer	479,901	—	479,901	4,691,561	(2,954,842)	2,216,620
unemployment	—	—	—	2,981	(2,981)	—
income	252,161	—	252,161	—		252,161
(1) excise tax on transportation	9,507,519	—	9,507,519	7,219,642	(12,182,044)	4,545,118
(2) passenger facility charges	5,022,706	—	5,022,706	2,761,076	(5,104,022)	2,679,761
(3) US passenger security fee	2,163,383	—	2,163,383	2,054,253	(2,156,150)	2,061,485
(3) customs and immigration Fees	335,095	—	335,095	166,301	—	501,396
(3) APHIS fees	61,644	—	61,644	54,300	—	115,943
APHIS by aircraft	10,179	—	10,179	10,440	—	20,619

a. subtotal	$17,832,588	$—	$17,832,588	$19,962,972	$(25,402,457)	$12,393,103

STATE & LOCAL

withholding	$(39)	$—	$(39)	$706,282	$(706,366)	$(123)
sales/use tax	260,310	(260,283)	27	89,010	(28)	89,009
unemployment	16,788	—	16,788	26,215	(27,422)	15,580
income	425,312	(425,312)		—	—	—
other real property	1,823,546	—	1,823,546	(8,783)	(381,841)	1,432,922
personal property	2,361,731	(2,361,731)	—	—	—	—

b.subtotal	$4,887,649	$(3,047,326)	$1,840,322	$812,723	$(1,115,657)	$1,537,388

FOREIGN
c.subtotal	$3,035,496	$—	$3,035,496	$480,908	$(154,635)	$3,361,768

TOTAL TAXES PAID-from a., b.& c. above					$(26,672,750)
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes:		N/A

(1) Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled “IRS Trust Tax Funds.”

(2) Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled “PFC Trust Funds Account.”

(3) US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection Service), US Customs - Air passenger user fee, and Immigration & Naturalization Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled “US Government Trust Funds.”

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.

OFFICE OF THE U.S. TRUSTEE- REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

AGING SCHEDULES FOR PAYABLES

for the month ended  November 30, 2004

	Current (0-30 days)	31-60 days	61-90 days	91 & over	Total
Accounts Payable(1)

Post-Petition only	$6,496,365	362,270	20,677	—	$6,879,312

	Bank Name	Account Number	Beginning Balance	Ending Balance

Post Petition Bank

* Refer to Attachment C

Cash Disbursements by Company

Company Name	Disbursement Amount

ATA Holdings Corp.	$—

ATA Airlines, Inc.	101,778,186

Ambassadair Travel Club, Inc.	1,571,624

ATA Leisure Corp.	—

Amber Travel, Inc.	1,130

American Trans Air Execujet, Inc.	17,795

ATA Cargo, Inc.	92,796

Chicago Express Airlines, Inc.	2,845,181

Total	$106,306,712

(1) Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

MONTHLY INCOME STATEMENT

for the month ended  November 30, 2004

(Dollars in thousands, except per share data)

	November 30, 2004	Year to Date
	(Unaudited)	(Unaudited)
Operating revenues:
Scheduled service	$76,405	$1,022,936
Charter	32,803	326,158
Ground package	1,366	13,859
Other	5,040	53,760
Total operating revenues	115,614	1,416,713

Operating expenses:
Fuel and oil	33,316	334,554
Salaries, wages and benefits	33,022	387,898
Aircraft rentals	19,972	222,506
Handling, landing and navigation fees	8,607	111,683
Aircraft maintenance, materials and repairs	4,700	69,464
Crew and other employee travel	4,289	53,846
Depreciation and amortization	4,053	47,811
Other selling expenses	3,416	47,554
Passenger service	3,415	39,557
Facilities and other rentals	2,490	24,769
Commissions	2,264	24,025
Insurance	1,815	20,957
Ground package cost	1,181	11,640
Advertising	403	32,964
U.S. Government Funds	—	—
Other	4,435	62,712
Total operating expenses	127,378	1,491,940

Operating income (loss)	(11,764)	(75,227)

Other income (expense):
Interest income	155	2,113
Interest expense	(1,315)	(51,244)
Loss on extinguishment of debt	—	(27,314)
Other	(170)	(1,068)
Other expense	(1,330)	(77,513)

Income (loss) before income taxes and reorganization expenses	(13,094)	(152,740)

Reorganization expenses	1,363	7,013
Income taxes	29	—
Net income (loss)	(14,486)	(159,753)

Preferred stock dividends	—	(1,125)
Income (loss) available to common shareholders	$(14,486)	$(160,878)

Basic earnings per common share:
Average shares outstanding	11,824,287	11,823,721
Net income (loss) per share	$(1.23)	$(13.61)

Diluted earnings per common share:
Average shares outstanding	11,824,287	11,823,721
Net income (loss) per share	$(1.23)	$(13.61)

OFFICE OF THE US TRUSTEE-REGION 10

ATA HOLDINGS CORP. AND SUBSIDIARIES

MONTHLY BALANCE SHEET

for the month ended  November 30, 2004

(Dollars in thousands)

November 30, 2004
(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$85,186
Receivables, net of allowance for doubtful accounts (2004 - $1,097; 2003 - $1,388)	123,933
Inventories, net	50,499
Prepaid expenses and other current assets	31,304
Total current assets	290,922

Property and equipment:
Flight equipment	328,719
Facilities and ground equipment	149,765
478,484
Accumulated depreciation	(246,614)
231,870

Restricted cash	28,137
Goodwill	14,887
Prepaid aircraft rent	131,958
Investment in BATA	12,826
Deposits and other assets	47,449

Total assets	$758,049

LIABILITIES AND SHAREHOLDERS’ DEFICIT

Current liabilities:
Long-term debt in default	$—
DIP Financing (Note 1)	15,000
Accounts payable	6,880
Air traffic liabilities	85,708
Accrued expenses	100,697
Total current liabilities	208,285
Long-term debt, less current maturities and long-term debt in default	—
Deferred gains from sale and leaseback of aircraft	—
Other deferred items	1,432
Mandatorily redeemable preferred stock; authorized and issued 500 shares (Note 2)	—
Total liabilities	209,717
Liabilities subject to compromise	782,913
Commitments and contingencies
Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares	30,000

Shareholders’ deficit:
Preferred stock; authorized 9,999,200 shares; none issued	—
Common stock, without par value; authorized 30,000,000 shares; issued 13,535,727 - 2004; 13,476,193 - 2003	66,233
Treasury stock; 1,711,440 shares - 2004; 1,711,440 shares - 2003	(24,778)
Additional paid-in capital	17,945
Accumulated deficit	(323,981)
Total shareholders’ deficit	(264,581)
Total liabilities and shareholders’ deficit	$758,049

Note 1 : On November 17, 2004 the Company received $15 million in Debtor-in-Possession Financing (“DIP Financing”) from the Indiana Transportation Finance Authority (“ITFA”). Under the financing arrangement, the company sold assets, including substantially all of the Company’s inventory,  to ITFA. The assets were leased from the ITFA to the Indianapolis Airport Authority  who have subleased them to the Company. The assets which were sold continue to be recorded at their carrying values of approximately $52.0 million in the balance sheet at November 30, 2004. The accounting for the DIP Financing and sublease will be completed in December 2004.

Note 2:  Redeemable preferred stock of $50.0 million is outstanding as of November 30, 2004 and is recorded as a Liability Subject to Compromise.

Attachment A:  Summary of Pre-Petition Payments made during November, 2004

Paid In Accordance With:	Amount
Clearinghouse / Interline Agreements Motion	$2,798,407
Specific Court Approval	1,649,841
Customer Programs Motion or Employee Obligations Motion	6,403,730
Insurance Motion	40,918
Not Asset of Estate or Tax Motion	7,657,765
Airport Fees Motion	344,897
Total Pre-Petition Payments	$18,895,558

Attachment B:  Schedule of Insurance Coverage

Insurer	Expiration Date	Purpose

Chubb Custom Insurance Co.	January 1, 2005	Foreign Auto Coverage (Jamaica) *This policy is cancelled due to sale of automobile and cancellation of service.
Connecticut Indemnity Company	January 1, 2005	Liability for bodily injury and property damage resulting form Travel Agency/Tour Operations *Renewal paperwork submitted; waiting on quote
National Union Fire Insurance Co. of Pittsburgh, PA	January 31, 2005	Directors and Officers liability (primary layer) *Renewal paperwork submitted; waiting on quote
Great American	January 31, 2005	Directors and Officers liability (excess layer) *Renewal paperwork submitted; waiting on quote
Federal Insurance Company (Chubb)	January 31, 2005	Directors and Officers liability (second excess layer) *Renewal paperwork submitted; waiting on quote
St. Paul	January 31, 2005	Directors and Officers liability (third excess layer) *Renewal paperwork submitted; waiting on quote
XL Specialty Insurance Company	January 31, 2005	Directors and Officers liability (fourth excess layer) *Renewal paperwork submitted; waiting on quote
Ing Seguros Commercial America	March 18, 2005	Mexican General Liability
Ing Seguros Comercial America	March 18, 2005	Mexican Auto Policy
Ing Seguros Comercial America	February 9, 2005	Mexican Auto Policy
Hartford Fire Insurance Company	August 15, 2005	Domestic Automobile Liability and Physical Damage Coverage
Federal Insurance Company (Chubb)	May 23, 2005	Executive Protection
Federal Insurance Company (Chubb)	May 23, 2005	Commercial Crime Coverage
Federal Insurance Company (Chubb)	May 23, 2005	Kidnap/ Ransom and Extortion Coverage
XL Insurance (Bermuda)	July 7, 2005	Employment Practices Liability
Affiliated FM	August 15, 2005	Property Coverage
ING Comercial America, S.A.	August 1, 2005	Property Coverage (Mexico)
Chubb Custom	August 19, 2012	Pollution Legal Liability

American International Aviation Agency, Inc. – 15%

XL Aerospace – 10%

Le Reunion Aerienne – 11%

AXA (AGL) – 5%

Amlin (AGL) – 6%

Axis (AGL) – 7.5%

St. Paul (AGL) – 2.5%

Markel (AGL) – 1.5%

Swiss Re (AGL) – 4%

Frankona (AGL) – 15%

Allianz (AGL) – 5%

Global Aerospace, Inc. – 17.5%

	October 1, 2005	Aviation Hull & Liability

Federal Aviation Administration	December 31, 2004	Aviation Hull War Risks & War Third Party Liability *Waiting for renewal paperwork from FAA
Illinois National Insurance Company	October 1, 2005	Premises, Products & Hangarkeepers

Insurer	Expiration Date	Purpose

Illinois National Insurance Company	October 1, 2005	Aircraft Hull and Liability
Ing Seguros Comercial America	October 1, 2005	Public Liability Aircraft Policy
AIG	December 14, 2004	Workers’ Comp *Renewal paperwork submitted; waiting on quote
The Insurance Company of the State of Pennsylvania	December 14, 2004	Casualty Program (Defense Base Act) *Renewal paperwork submitted; waiting on quote
American Int’l Insurance Co.	December 15, 2004	Puerto Rico Auto *Requesting payment for 12/6/04; renewal pending payment

Attachment C:  Post Petition Bank Accounts

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City Bank	584979615	Ambassadair Fiduciary - ARC debits/credits	Ambassadair	$1,000	$26,939
National City Bank	198378	Ambassadair credit card receipts, deposits	Ambassadair	$20,760	$15,139
National City Bank	698307393	Outstation SBN	ATA Airlines	$670	$25
Caribbean Mercantile Bank N.V.	23296308	Outstation AUA	ATA Airlines	$6,617	$6,611
SouthTrust Bank	30000006	Outstation - FLL	ATA Airlines	$7,069	$19,996
Bank of America	1233185823 / 1233000909 / 1233000904 / 1000006268 / 1233401176 / 1235203716	Outstation SEA, SFO, MCO, LAX, SJC, DFW	ATA Airlines	$145,561	$379,807
US Bank	873792676	Outstation MSP, CID	ATA Airlines	$7,846	$23,965
Banco-Popular	107-01620-6	Outstation SJU	ATA Airlines	$30,282	$66,328
National City Bank	202206	IND CTO, TBM, Corporate Travel, GRP, AGY	ATA Airlines	$(133,478)	$16,549
National City Bank	109312	ATA Airlines Inc - Main Disbursement - wires	ATA Airlines	$798,690	$461,931
		Foreign Coin		$9,081	$8,726
Lloyds Bank	763409	Checking - Foreign Payroll	ATA Airlines	$11,215	$10,629
Bank One	02389-93	Outstation GRR, FNT	ATA Airlines	$6,213	$22,797
Bank One	5690439	Outstation MDW, ORD, CHI, TBM	ATA Airlines	$201,831	$622,672
Wachovia	14739239	Outstation SRQ	ATA Airlines	$4,171	$12,285
Fleet	52743764	Outstation BOS	ATA Airlines	$3,226	$16,420
Wells Fargo Bank Nevada	0832-884571	Outstation LAS	ATA Airlines	$73,790	$61,611
National City Bank	203195	ATA Airlines Inc - Tax Fiduciary	ATA Airlines	$307,265	$4,948
Lloyd’s Bank	170424	LGW Petty Cash	ATA Airlines	$569	$583
Bank of Hawaii	18023997	Outstation HNL, OGG	ATA Airlines	$80,754	$153,688
Citibank	3813-7141	Outstation LGA	ATA Airlines	$32,687	$109,743
Dresdner	5402815	D mark checking	ATA Airlines	$133,424	$138,927
Bank One	700016621867	Payroll (mainly manual checks)	ATA Airlines	$197,537	$64,992
BBVA-Bancomer, S.A.	442559773	Mexican Checking	ATA Airlines	$(1,167,982)	$(559,407)
Wells Fargo	0822-605440	Outstation PHX	ATA Airlines	$13,621	$34,870
Wachovia	3764120	Outstation PHL	ATA Airlines	$9,809	$23,679
Royal Bank of Canada	100-535-4	Outstation NAS	ATA Airlines	$1,360	$1,352
National City Bank	196590	ATA Airlines Inc - Captain Checks	ATA Airlines	$3,330	$(128,295)
National City Bank	7730034514	ATA Airlines Holdings Corp - Per Diem	ATA Holdings Corp	$(15,435)	$(4,150)
Wachovia	13904573	Outstation MIA	ATA Airlines	$7,884	$12,562

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

M&I (Marshall & Ilsley)	24083345	Outstation MKE, MSN	ATA Airlines	$4,525	$17,213
Key Bank	5001290152	Outstation DAY	ATA Airlines	$3,676	$9,532
First American	6583021096	Outstation DSM	ATA Airlines	$4,498	$10,187
JP MorganChase	910 2 772812	Travel Agency ACH	ATA Airlines	$156,459	$165,210
US Bank	103655382945	Outstation DEN	ATA Airlines	$6,604	$15,974
Citibank	40798686	Health Claims - CIGNA	ATA Airlines	$878	$1,394
National City Bank	884034141	Outstation SPI	ATA Airlines	$1,953	$5,049
Wachovia	14739271	Outstation PIE, RSW	ATA Airlines	$20,145	$51,883
Wachovia	13890849	Outstation EWR, DCA, CLT	ATA Airlines	$28,104	$79,884
Lloyd TSB USD	11257374		ATA Airlines	$26,484	$26,484
Wachovia	11052757	Disability Claims	ATA Airlines	$(5,387)	$8,517
BBVA-Bancomer, S.A.	132595923	Outstation GDL - USD	ATA Airlines	$55,730	$62,207
BBVA-Bancomer, S.A.	132595842	Outstation GDL - MXP	ATA Airlines	$87,164	$113,379
BBVA-Bancomer, S.A.	132595907	Outstation CUN - MXP	ATA Airlines	$11,383	$9,762
BBVA-Bancomer, S.A.	132595982	Outstation CUN - USD	ATA Airlines	$38,363	$41,604
National City Bank	884153730	Outstation MLI	ATA Airlines	$3,065	$5,464
National City Bank	657391691	Outstation TOL	ATA Airlines	$2,980	$4,216
National City Bank	754213387	Outstation - LEX	ATA Airlines	$1,978	$1,978
JP MorganChase	475017986	Healthcare Claims - United Healthcare	ATA Airlines	$(198,849)	$(430,239)
BBVA-Bancomer, S.A.	137308310	Outstation PVR - USD	ATA Airlines	$3,873	$3,873
BBVA-Bancomer, S.A.	137303262	Outstation PVR - MXP	ATA Airlines	$1,751	$1,751
JP MorganChase	475018737	Flexible Spending Account	ATA Airlines	$187,427	$184,055
National City Bank	658807273	Outstation PIT	ATA Airlines	$5,799	$9,528
National City Bank	981092693	ATA Airlines Inc - Payroll	ATA Airlines	$(13,373)	$(149,121)
Trancentrix	N/A	Foreign Payments		$841,721	$1,064,608
National City Bank	981094058	Outstation FWA	ATA Airlines	$1,605	$942
National City Bank	135597 & 7000000419	Main Disbursement - checks	ATA Holdings Corp.	$(1,681,059)	$(2,549,791)
National City	202031	Deposits and Credit Card receipts	Amber Tours	$—	$—
National City Bank	203551	ATA Airlines Inc - Amber Travel Fiduciary (ARC)	Amber Travel	$(17,453)	$17,023
National City Bank	203564	Deposits and Credit Card receipts	Amber Travel	$18,380	$—
Fifth/Third	1415486	ATA Airlines Cargo	ATA Cargo Inc	$4,726	$11,650

Bank Name	Bank Account #	Account Description	Legal Entity	Beginning Balance	Ending Balance

National City	204149	Deposits and Credit Card Receipts	American Trans Air Execujet, Inc.	$—	$—
Union Planters	205133	Operating/Disbursement Account	Chicago Express	$71,761	$(255,407)
Bank One	4273893	Depository - Any money received	Chicago Express	$82,559	$93,883
Union Planters	205133	Investment Sweep	Chicago Express	$81,195	$439,364
National City Bank	758014652	Petty cash - South Bend	Chicago Express	$425	$425
National City/US Bank/Morgan Stanley/Union Planters	0622608/4200778346	Investment Account	ATA Airlines	$21,677,932	$68,431,593
Bank One		Money Market - Officer’s Salaries	ATA Holdings	$667,142	$302,495
		Money Market Fund	Washington Assurance	$237,125	$237,125

SPECIAL PURPOSE ACCOUNTS
First Indiana Bank	10101410	IRS Tax Trust	ATA Airlines	$12,516,549	$7,180,954
First Indiana Bank	10101423	PFC Trust	ATA Airlines	$6,047,233	$3,266,570
First Indiana Bank	10101436	U.S. Gov’t Trust	ATA Airlines	$4,539,234	$5,015,278

			Bank Account Total:	$46,323,668	$85,132,416

			Petty Cash Total:	$55,022	$54,579
			Total Funds:	$46,378,690	$85,186,995

*Bank account balances reflect general ledger balances.  Negative balances are a result of recording expense when checks are written.  These bank accounts are funded as checks clear.